Share Repurchase	12 Months Ended
Dec. 31, 2014
Share Repurchase [Abstract]
Share Repurchase
13	Share Repurchase

In November 2013, the Company approved a share repurchase program (“2013 Program”), under which the Company is authorized to repurchase up to $200 million worth of its issued and outstanding ordinary American depositary shares (“ADSs”) on the NYSE Euronext at prevailing market prices from time to time during the period from November 2013 to July 2014 in trades pursuant to a Rule 10b5-1 repurchase plan, or otherwise, in accordance with Rule 10b-18. In March 2014, the Company subsequently approved to increase the size of 2013 Program from $200 million to $300 million and extend the effective date to March 31, 2015.

The purpose of the above share repurchase program is to deliver value to the shareholders of the Company. Repurchases will be made at management's discretion, subject to restrictions on price, volume, and timing. The timing and extent of any purchases will depend upon market conditions and the trading price of its ADSs, as well as other factors. The repurchase program does not obligate the Company to make repurchases at any specific time or situation.

For 2013 Program, the Company repurchased 1,111,664 and 1,959,676 of its outstanding shares of ADSs at a consideration of $42,369 and $68,080 and retired 605,121 shares and 2,466,219 shares during the years ended December 31, 2013 and 2014, respectively, resulting in reductions of $0.078 and $0.318 in common stock and $23,577 and $86,872 in additional paid-in capital as of December 31, 2013 and 2014, respectively. As of December 31, 2013 and 2014, the amount of treasury stock was $18,792 and $nil, respectively.